UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2013

ATKORE INTERNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-174689	80-0661126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16100 South Lathrop Avenue
Harvey, Illinois 60426
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (708) 339-1610
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On September 18, 2013, Atkore International Holdings Inc. (the “Company”), the parent company of Atkore International, Inc. (“Atkore International”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the September 17, 2013 consummation of the acquisition by Atkore Plastic Pipe Corporation of substantially all of the assets of Heritage Plastics, Inc., Heritage Plastics Central, Inc. and Heritage Plastics West, Inc. (collectively "Heritage Plastics”). This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of Heritage Plastics and to present certain unaudited pro forma financial information in connection with Atkore International’s acquisition of Heritage Plastics. Heritage Plastics’s financial statements and the unaudited pro forma information of the Company and its subsidiaries are filed as exhibits hereto.
Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
The audited consolidated balance sheet of Heritage Plastics as of December 31, 2010, the related consolidated statements of income, consolidated statement of retained earnings and members’ equity, and consolidated statement of cash flows for the year ended December 31, 2010, the notes to the consolidated financial statements and the Independent Auditor’s Report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.
The audited consolidated balance sheets of Heritage Plastics as of December 31, 2012 and December 31, 2011, the related consolidated statements of income, consolidated statements of changes in shareholders’ and members’ equity, and consolidated statements of cash flows for the year ended December 31, 2012 and December 31, 2011, the notes to the consolidated financial statements and the Independent Auditor’s Report are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.
The unaudited balance sheet of Heritage Plastics as of June 30, 2013, the related unaudited condensed statements of income for the three and six months ended June 30, 2013 and June 30, 2012 for Heritage Plastics, the unaudited condensed statement of cash flows of Heritage Plastics for the six months ended June 30, 2013 and June 30, 2012, and the notes to the financial statements are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information
The unaudited pro forma balance sheet as of June 28, 2013 of the Company and its subsidiaries and the unaudited pro forma condensed consolidated statement of operations of the Company and its subsidiaries for the nine months ended June 28, 2013, and the unaudited pro forma consolidated statement of operations of the Company and its subsidiaries for the fiscal year ended September 28, 2012 giving effect to the Atkore International’s acquisition of Heritage Plastics, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

99.1
Audited consolidated balance sheet of Heritage Plastics as of December 31, 2010, the related consolidated statements of income, consolidated statement of retained earnings and members’ equity, and consolidated statement of cash flows for the year ended December 31, 2010, the notes to the consolidated financial statements and the Independent Auditor’s Report.

99.2
Audited consolidated balance sheets of Heritage Plastics as of December 31, 2012 and December 31, 2011, the related consolidated statements of income, consolidated statements of changes in shareholders’ and members’ equity, and consolidated statements of cash flows for the year ended December 31, 2012 and December 31, 2011, the notes to the consolidated financial statements and the Independent Auditor’s Report.

99.3
The unaudited balance sheet of Heritage Plastics as of June 30, 2013, the related unaudited condensed statements of income for the three and six months ended June 30, 2013 and June 30, 2012 for Heritage Plastics, the unaudited condensed statement of cash flows of Heritage Plastics for the six months ended June 30, 2013 and June 30, 2012, and the notes to the financial statements.

99.4
The unaudited pro forma balance sheet as of June 28, 2013 of the Company and its subsidiaries and the unaudited pro forma condensed consolidated statement of operations of the Company and its subsidiaries for the nine months ended June 28, 2013, the unaudited pro forma consolidated statement of operations of the Company and its subsidiaries for the fiscal year ended September 28. 2012, giving effect to the Atkore Plastic Pipe Corporation’s acquisition of Heritage Plastics.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 27, 2013	ATKORE INTERNATIONAL HOLDINGS INC.

	By:	/s/ James A. Mallak
	Name:	James A. Mallak
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1
Audited consolidated balance sheet of Heritage Plastics as of December 31, 2010, the related consolidated statements of income, consolidated statement of retained earnings and members’ equity, and consolidated statement of cash flows for the year ended December 31, 2010, the notes to the consolidated financial statements and the Independent Auditor’s Report.

99.2
Audited consolidated balance sheets of Heritage Plastics as of December 31, 2012 and December 31, 2011, the related consolidated statements of income, consolidated statements of changes in shareholders’ and members’ equity, and consolidated statements of cash flows for the year ended December 31, 2012, the notes to the consolidated financial statements and the Independent Auditor’s Report.

99.3
The unaudited balance sheet of Heritage Plastics as of June 30, 2013, the related unaudited condensed statements of income for the three and six months ended June 30, 2013 and June 30, 2012 for Heritage Plastics, the unaudited condensed statement of cash flows of Heritage Plastics for the six months ended June 30, 2013 and June 30, 2012, and the notes to the financial statements.

99.4
The unaudited pro forma balance sheet as of June 28, 2013 of the Company and its subsidiaries and the unaudited pro forma condensed consolidated statement of operations of the Company and its subsidiaries for the nine months ended June 28, 2013, the unaudited pro forma consolidated statement of operations of the Company and its subsidiaries for the fiscal year ended September 28. 2012, giving effect to the Atkore Plastic Pipe Corporation’s acquisition of Heritage Plastics.

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